Other financial liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of financial liabilities [abstract]
Other financial liabilities [Text Block]

14. Other financial liabilities

	Dec. 31, 2021	Dec. 31, 2020
Current
Derivative liabilities	$12,451	$15,312
Deferred Rosemont acquisition consideration	9,713	-
Gold prepayment liability	71,394	-
Agreements with communities recorded at amortized cost	7,144	9,401
	100,702	24,713

Non-current
Deferred Rosemont acquisition consideration	17,805	25,961
Gold prepayment liability	68,614	137,031
Wheaton refund liability (note 17)	5,424	-
Agreements with communities recorded at amortized cost	29,129	31,386
	120,972	194,378
	$221,674	$219,091

The derivative liabilities include derivative and hedging transactions. Derivative liabilities are carried at their fair value with changes in fair value recorded to the consolidated income statements. The fair value adjustments for hedging type derivatives are recorded in revenue. Fair value adjustments for embedded derivatives are recorded within net finance expense.

As part of the streaming agreement for the 777 mine, Hudbay must repay, with precious metals credits, the deposit by August 1, 2052, the expiry date of the agreement. If the stream deposit is not fully repaid with precious metals credits from 777 production by the expiry date, a payment for the remaining amount will be due at the expiry date of the agreement. Given revised resource estimates and the planned closure of the 777 mine in 2022, Hudbay believes such a payment is expected and as such, as at December 31, 2021 the estimated repayment amount was reclassified to a refund liability. This is and will be discounted at the 9.0% rate inherent in the original agreement and accreted over the remaining term of the agreement.

On May 7, 2020, the Company entered into a gold prepayment transaction and received $115,005 in exchange for the delivery of 79,954 gold ounces starting January 2022 and ending in December 2023, which were valued at gold forward curve prices averaging $1,682 per ounce at the time of the transaction. The agreement has been assessed as a financial liability that has been designated as fair value through profit or loss within change in fair value of financial instruments, with a component of the fair value related to the fluctuation in the Company's own credit risk being recorded to other comprehensive income. The pre-tax fair value adjustment recorded in profit or loss and other comprehensive income for the year ended December 31, 2021 totaled a net loss of $2,977 (year ended December 31, 2020 - net losses of $22,026).

Agreements with communities recorded at amortized cost relate to agreements with communities near the Constancia operation which allow Hudbay to extract minerals over the useful life of the Constancia operation, carry out exploration and evaluation activities in the area and provide Hudbay with community support to operate in the region. The changes in agreements with communities recorded at amortized cost during the year ended December 31, 2021 primarily relates to the execution of the remaining land user agreements with certain community members, partially offset by disbursements.

The following table summarizes changes in agreements with communities recorded at amortized cost:

Balance, January 1, 2020	$24,000
Net additions	116,233
Disbursements	(98,375)
Accretion	3,641
Effects of changes in foreign exchange	(4,712)
Balance, December 31, 2020	$40,787
Net additions	22,796
Disbursements	(26,511)
Accretion	2,811
Effects of changes in foreign exchange	(3,610)
Balance, December 31, 2021	$36,273